April 16, 2010

Supplement

SUPPLEMENT DATED APRIL 16, 2010 TO THE PROSPECTUS OF
MORGAN STANLEY PRIME INCOME TRUST
Dated January 29, 2010

The shareholders of Morgan Stanley Prime Income Trust (the "Fund") approved a new Board of Trustees for the Fund and a new investment advisory agreement and master sub-advisory agreement for the Fund with Invesco Advisers, Inc. and various affiliated sub-advisers at a Special Meeting of Shareholders of the Fund held on April 16, 2010.

On October 19, 2009, Morgan Stanley announced that it had entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd., a leading global investment management company (the "Transaction"). The effectiveness of the new investment advisory agreement and master sub-advisory agreement for the Fund will take effect upon the consummation of the Transaction, which is expected to occur in mid-2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

XPISPT2 04/10